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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 4, 2001



                              MYRIAD GENETICS, INC.
             (Exact name of registrant as specified in its charter)


Delaware                         0-26642                   87-0494517
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(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)                                             xx-xxxxxxx



                                 320 Wakara Way
                           Salt Lake City, Utah 84108

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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (801) 584-3600

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          (Former name or former address, if changed since last report)

                               Page 1 of 4 pages

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Item 5.   Other Events.

         On December 4, 2001, the Registrant publicly disseminated a press release announcing that the Registrant has entered into a new partnership with Laboratory Corporation of America Holdings to make the Registrant's predictive medicine products broadly available to primary care physicians throughout the United States. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         99.1      The Registrant's Press Release dated December 4, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Myriad Genetics, Inc.
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                                      (Registrant)



Date: December 7, 2001                By: /s/ Peter D. Meldrum
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                                          Peter D. Meldrum
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX
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Exhibit
Number                    Description
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99.1                      The Registrant's Press Release
                          dated December 4, 2001.